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                                                                   Exhibit 10.20

                      CONTRACT CLINICAL RESEARCH AGREEMENT
                                  AMENDMENT #1
--------------------------------------------------------------------------------

Pursuant to the Contract Clinical Research Agreement between ISTA
Pharmaceuticals (formerly known as Advanced Corneal Systems, Inc.) ("ISTA") and CroMedica Global Inc. ("CroMedica"), dated May 19, 1999, the following amendment(s) are hereby accepted by both parties:


CROMEDICA TO ASSUME RESPONSIBILITIES FOR PATIENT ENROLLMENT TRACKING

In reference to Protocol VIT-02-08961X, it is hereby agreed by both parties that CroMedica will assume the responsibilities for patient enrollment tracking as outlined in the attached Fee Schedule.

Both parties further agree that the same conditions apply to this Amendment in the event of termination of the trial as represented by Clause X, Termination of the main contract.

A revised, Attachment 2, Payment and Performance Schedule is attached herewith and will replace any previous payment and performance schedules.





ACCEPTANCE OF AMENDMENT TO AGREEMENT BY AND BETWEEN:

SPONSOR:                                    CONTRACTOR:
ISTA PHARMACEUTICALS                        CROMEDICA GLOBAL INC.

_______________________________             ___________________________

NAME:   _______________________             KEN NEWPORT

TITLE:  _______________________             PRESIDENT

_______________________________             ___________________________
DATE                                        DATE




                                                          Protocol VIT-02-08961X
                                                        CroMedica Project # 1600
                                                   Version 1: September 15, 2000

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                                  ATTACHMENT 2
                        PAYMENT AND PERFORMANCE SCHEDULE

PAYMENT SCHEDULE

Sponsor shall reimburse reasonable costs and expenses at net thirty (30) days terms upon receipt of invoice and any associated original receipts, and/or at the occurrence of the below incidents enacted at Sponsor's request, pending review for acceptableness and/or completeness. All figures are in US dollars:

                       FIXED-UNIT PRICE PAYMENT STRUCTURE

----------------------------------------------------------------------------------------------
                                                                                     REVISED
                                                        ORIGINAL      ENROLMENT      CONTRACT
                                     UNIT COST          CONTRACT       TRACKING        TOTAL
----------------------------------------------------------------------------------------------
Up front (20%)                                          $563,525
----------------------------------------------------------------------------------------------
Australia Regulatory Submission       $10,000             10,000
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CRF Finalization                       6,180               8,580
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Site Recruitment:
                   Canadian             200                2,400
                   U.S.                 240                2,880
                   Australia            240                2,400
----------------------------------------------------------------------------------------------
Initiation Visits:
                   Canadian             600                7,200
                   U.S.                 720               18,720
                   Australia          1,080              10,800
----------------------------------------------------------------------------------------------
Interim Visits:
                   Canadian            1,200             183,600
                   U.S.                1,440           1,156,680
                   Australia           1,280             124,800
----------------------------------------------------------------------------------------------
Unmasked Visits:
                   Canadian             900               10,800
                   U.S.               1,080               68,040
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Close Out Visits:
                   Canadian             900               10,800
                   U.S.               1,080               81,000
                   Australia            960                9,600
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Site Audits                           2,500              125,000
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Australia Investigator Meeting       12,000               12,000
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Study Training                       24,550               24,550
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SAE Management                      $300 per SAE          81,600
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Database Design                        13,500             13,500
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Data Entry:
     1/3 Data Entered                  50,000             50,000
     2/3 Data Entered                  50,000             50,000
     3/3 Data Entered                  50,000             50,000
----------------------------------------------------------------------------------------------
Project Management Fee                 5,566             139,150
     (per month for 25 months)
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Enrolment Tracking:
EFFECTIVE OCTOBER, 2000               2,519.71                         120,946
per month for 48 months
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TOTAL CONTRACT                                        $2,817,625      $120,946     $2,938,571
----------------------------------------------------------------------------------------------

PASS-THROUGH COSTS: SPONSOR shall reimburse CONTRACTOR for reasonable pass-through costs (e.g., travel, lodging, meals) at net thirty (30) days term upon receipt of original receipt(s)/invoice. Interest at 15% shall apply in net thirty (30) days terms are not satisfied.